                        MEDICAL DEVICE TECHNOLOGIES, INC.
                       9191 TOWNE CENTRE DRIVE, SUITE 420
                               SAN DIEGO, CA 92122


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, AUGUST 5, 1999

TO THE SHAREHOLDERS:

         Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Medical Device Technologies, Inc., a Utah corporation (the "Company") has been called for and will be held at 10:30 a.m., Pacific Daylight Savings Time, on Thursday, August 5, 1999, at 9171 Towne Centre Drive, Third Floor Conference Room, San Diego, CA 92122 for the following purposes:

         1. To change the name of the Company to Miracor Diagnostics, Inc., or such other name as may be approved by the State of Utah.

         2. To elect (i) each of Mr. Don L. Arnwine and Mr. Robert S. Muehlberg to the Board of Directors until the annual meeting of shareholders to be held in the year 2002 and until each of their respective successors shall have been elected and qualified.

         3. To ratify the Board of Directors' appointment of Parks, Tschopp & Whitcomb, LLP to serve as the Company's independent certified public accountants for the current calendar year.

         4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on June 25, 1999 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9191 Towne Centre Drive, Suite 420, San Diego, CA 92122, for ten (10) days prior to August 5, 1999.

                                            By Order of the Board of Directors

                                            /s/ M. Lee Hulsebus
                                            ------------------------------------
                                            M. Lee Hulsebus, President and
                                            Chief Executive Officer

Dated:  July 13, 1999

         YOU ARE CORDIALLY INVITED TO ATTEND THE SHAREHOLDER'S MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY OR BY VOTING IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                        MEDICAL DEVICE TECHNOLOGIES, INC.
                                 PROXY STATEMENT
                                 ---------------

                                     GENERAL
                                     -------

         This proxy statement is furnished by the Board of Directors of MEDICAL DEVICE TECHNOLOGIES, INC., a Utah corporation (the "Company"), with offices located at 9191 Towne Centre Drive, Suite 420, San Diego, CA 92122, in connection with the solicitation of proxies to be used at the annual meeting of shareholders of the Company to be held on August 5, 1999, and at any postponements or continuations thereof (the "Annual Meeting"). This proxy statement will be mailed to shareholders beginning approximately July 13, 1999. If the proxy submitted herewith, is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

         UNLESS PROPERLY EXECUTED AND RETURNED, PROXIES FORWARDED TO THOSE SHAREHOLDERS WHO HOLD THEIR VOTING SECURITIES IN "STREET NAME" WILL BE VOTED FOR ALL PROPOSALS WHICH HAVE BEEN STATED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. NOTWITHSTANDING THE FOREGOING, ANY PROXY MAY BE REVOKED BY A SHAREHOLDER PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY, OR BY A SHAREHOLDER VOTING IN PERSON AT THE ANNUAL MEETING.

         An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election.

         The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

         The cost of preparing, assembling and mailing the notice of the Annual Meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

         The Board of Directors has fixed the close of business on June 25, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") will be entitled to one vote for each share of Common Stock held. As of the Record Date, none of the Company's 6% cumulative convertible Series A preferred stock, par value $.01 per share (the "6% Preferred Stock"), are issued or outstanding and, thus, will not be voted.

         As of the Record Date, there were 6,767,307 shares of the Common Stock issued and outstanding. Holders of the Common Stock are entitled to vote on each of the matters specified in Items 1, 2, 3 and 4 of the Notice of the Annual Meeting. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders.

         Management of the Company knows of no business other than those matters specified in Items 1, 2, 3 and 4 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The following table sets forth certain information, as of the March 31, 1999, as to shares of the Company's common stock beneficially owned by (i) any holder of more than five percent of the outstanding shares of Common Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares show. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.


                                                 Shares of       Percentage (%)
                                                Common Stock       of Common
Name and Address                                Beneficially         Stock
of Beneficial Owner                             Owned(1)(2)       Outstanding
-------------------                             -----------       -----------

M. Lee Hulsebus
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                              249,076(3)           3.7

Arthur E. Bradley, DDS
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                               22,175               *

Thomas E. Glasgow
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                               21,125(4)            *

Don L. Arnwine
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                               54,664(5)            *

Robert S. Muehlberg
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                               45,900               *

Richard E. Sloan
c/o Medical Device Technologies, Inc.
9191 Towne Centre Drive, Suite 420
San Diego, CA 92122                                8,786(6)            *

Larry M. Lammers
715 Ironwood Court
Winter Springs, FL  32708                      1,816,383(7)          26.8

Malibu Holdings
2805 E. Long Court
Littleton, CO  80121                             400,000              5.9

All officers and directors as a group,
(7) persons                                    2,218,109             32.8%

*Less than one percent.

(1) The shares of Common Stock owned by each person or by the group, and the shares included in the total number of shares of Common Stock outstanding, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock or preferred stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

(2) The percentage in this column reflects a beneficial holder's percentage of voting power in the Company. Such percentage is calculated by (i) obtaining the sum of the number of shares of Common Stock beneficially owned by a holder, and (ii) dividing such sum by the sum of the Common Stock issued and outstanding as of March 31, 1999.

(3) Includes 2,857 warrants exercisable at $70.00 per share to acquire 2,857 shares of Common Stock, 7,143 warrants exercisable at $28.00 per share to acquire 7,143 shares of Common stock, and 2,857 options exercisable at $20.65 per share to acquire 2,857 shares of Common stock.

(4) Includes 1,714 and 554 warrants exercisable at $44.10 and $45.15 per share to acquire 1,714 and 554 shares of Common Stock, respectively.

(5) Includes 283 warrants exercisable at $44.10 per share to acquire 283 shares of Common Stock.

(6) Includes 1,214 warrants exercisable at $28.00 per share to acquire 1,214 shares of Common stock and 1,072 options exercisable at $20.65 per share to acquire 1,072 shares of Common stock.

(7) Includes 1,755,383 shares held in trust for the benefit of Dr. Larry M. Lammers as to which the Chief Executive Officer on behalf of the Board of Directors maintains share voting power.

                                 PROPOSAL NO. 1:
                                 ---------------

                                 CHANGE OF NAME
                                 --------------

         The Company seeks to change its name to Miracor Diagnostics, Inc. In March 1998, a lawsuit was filed against the Company for "false designation" in connection with the use of the name Medical Device Technologies, Inc. During the first quarter of 1999, the lawsuit was settled whereby the Company agreed to change its name.

         The Company also feels that the name change will better emphasize its future business focus in the field of medical diagnostics. It is, therefore, the Company's intention to emphasize business focus by utilizing the name Mircacor Diagnostics, Inc., or a similar derivation if, for whatever reason, the specific name should be unavailable in the State of Utah. This resolution requires the affirmative vote of a majority of the issued and outstanding shares of the Company. The Board of Directors recommends that shareholders vote FOR the resolution.

                                 PROPOSAL NO. 2:
                                 ---------------

GENERAL
-------

         The Board of Directors consists of six (6) persons. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

         Mr. Don L. Arnwine and Mr. Robert S. Muehlberg are the nominees for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in the year 1999 and terminating upon the Company's annual meeting of shareholders to be held in the year 2002. Mr. Arnwine is standing for re-election to a new three-year term. Mr. Muehlberg was appointed to fill an existing vacancy for a term which ends with this annual meeting of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN. IF ANY OF THE NOMINEES SHOULD SUBSEQUENTLY BECOME UNAVAILABLE FOR ELECTION, THE PERSONS VOTING THE ACCOMPANYING PROXY MAY IN THEIR DISCRETION VOTE FOR A SUBSTITUTE.

BOARD OF DIRECTORS
------------------

         The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held one (1) regular meeting and seven (7) special meetings, none of which were postponed or continued, in 1998. All of the members of the Board attended at least seventy five percent of the Board meetings in 1998.

         The Directors, nominees and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years:

                                                                                        DIRECTOR                   OFFICER
         NAME                      AGE      POSITION                                     SINCE                      SINCE
         ----                      ---      --------                                     -----                      -----

         M. Lee Hulsebus            60      Chief Executive Officer, President          11/11/94                   8/31/94
                                                 and  Chairman of the Board
         Richard E. Sloan           50      Vice President of Operations and
                                                New Business Development                                           3/15/96
         Don L. Arnwine             66      Director                                      3/6/95
         Arthur E. Bradley, DDS     65      Director                                     9/26/86
         Thomas E. Glasgow          45      Director                                    11/11/94
         Larry M. Lammers(1)        45      Director                                     7/14/98
         Robert S. Muehlberg        45      Director                                     3/11/99


(1) Resigned effective June 23, 1999.

         The principal occupations and positions for the past several years of each of the executive officers and directors of the Company are as follows:

         M. LEE HULSEBUS has in the health care field for 33 years. From January, 1992 until he joined the Company in August, 1994, he was the President and owner of his own health care consulting firm. From August, 1993 to November, 1993 Mr. Hulsebus also served as Chief Executive Officer of InCoMed Corporation, then a small California-based medical products company. From January, 1990 to January, 1992, Mr. Hulsebus also served as President of Sports Support, Inc., a sports medicine company. From 1988 until 1990, he served as Medical Group president for Teleflex, Inc. For 22 years prior to that, Mr. Hulsebus was employed by Becton-Dickinson & Co. and C.R. Bard, Inc., both of which are leading companies in the health care industry. Mr. Hulsebus has served in the capacity of President/Chief Executive Officer for the past 19 years for various companies.

         RICHARD E. SLOAN has been Vice President of New Business Development since March 1996 and Vice President of Operations since July 14, 1998. Mr. Sloan was also a consultant to the Company from August 1995 to March 1996. >From March 1995 to July 1995, Mr. Sloan served as Chief Executive Officer of WorldWide Products, Inc., a private Los Angeles based development and marketing firm that distributes pharmaceutical products to plastic surgeons and dermatologists. Prior thereto, from March, 1992 to March, 1995, he served as corporate marketing director and general manager for Industrial Products of UniFET Incorporated, a private company based in San Diego, California involved in the development of sensor-based medical products. From December, 1989 through March, 1992, Mr. Sloan managed his own mergers and acquisition business with First Pacific Group, located in Carlsbad, CA which provided investment and financial services to privately-held companies primarily in southern California. Prior to that time, Mr. Sloan held various management positions at each of Baxter and Ivac, each of which is a public company.

         DON L. ARNWINE has been President of Arnwine Associates of Irving, Texas, a company that provides advisory services to the health care industry. Mr. Arnwine served as Chairman and Chief Executive Officer from 1985 until 1988, of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a B.S. degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

         ARTHUR E. BRADLEY, DDS practiced dentistry in Hattiesburg, Mississippi from 1961 to 1998. Dr. Bradley has been involved for his own account in real estate investments for twenty years and has been active in oil and gas investments for fifteen years. Dr. Bradley graduated from the University of Mississippi at Hattiesburg and obtained his degree in Dentistry from Loyola University Dental School.

         THOMAS E. GLASGOW is the Chief Executive Officer of Sedona Systems Corporation which is a publicly traded technology company based in Scottsdale, AZ. He is also the President of Integrated Trade Systems which is a software technology company which develops and markets international logistics software. Mr. Glasgow has many other diversified business interests which include providing technology assessments for a venture based firm that provides capital to emerging growth businesses. As part of these business interests, he serves on the board of several companies and provides them with the appropriate resources to manage and grow their respective businesses. Prior to these assignments, Mr. Glasgow was a director with Federal Express Corporation for 11 years where he held various key management positions. Mr. Glasgow holds an MBA from J.L. Kellogg - Northwestern University.

         ROBERT S. MUEHLBERG has been President and Chief Executive Officer of Envision Management, Inc. of Las Vegas, NV, a company that provides management and consulting services to the health care industry since 1997. Mr. Muehlberg served as Chairman and Chief Executive Officer from 1994 until 1997 of Medical Imaging Centers of America, Inc. (MICA), a company he joined in 1985. Prior to joining MICA, Mr. Muehlberg held various management positions at International Imaging, Inc., Chicago, IL and American Medical International (AMI) Clearwater, FL. Mr. Muehlberg holds a Bachelor's degree in Health Science from the University of Missouri and a Masters degree in Business Administration from Nova Southeastern University.

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
         -------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that during 1998 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth the cash compensation paid by the Company to executive officers of the Company as of December 31, 1998, whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 1996, 1997 and 1998.

                                                 SUMMARY COMPENSATION TABLE
                                                 --------------------------

                                                                                    Long Term Compensation
                                                                                    ----------------------
                                      Annual Compensation                         Awards                  Payouts
                                      -------------------                         ------                  -------
                                                         Other Annual   Restricted                   LTIP       All Other
                                       Salary    Bonus   Compensation    Stock       Options/SARs   Pay- outs  Compensation
Name and                               ------    -----   -------------   ----------  ------------   ---------  ------------
Principal Position            Year      ($)      ($)         ($)        Awards($)       (#)           ($)          ($)
------------------            ----      ---      ---         ---        ---------       ----          ---          ---

M. Lee Hulsebus, Chairman     1998    $112,154  $ - 0 -     $ - 0 -      $  - 0 -       - 0 -      $ - 0 -       $ - 0  -
of the Board, Chief
Executive Officer and         1997    $162,000  $16,800   $15,411(2)     $  - 0 -       5,714      $19,500       $ - 0 -
President(1)
                              1996    $162,000  $8,100      $ - 0 -      $ 23,438       2,857      $ - 0 -      $10,665(3)


Richard E. Sloan, Vice        1998    $ 78,696  $ - 0 -     $ - 0 -      $ 1,767        - 0 -      $ - 0 -       $ - 0 -
President of New Business
Development(4)                1997    $105,300  $5,400     $4,954(5)     $9,629         2,143      $1,950        $ - 0 -

                              1996    $108,000  $ - 0 -     $ - 0 -      $ 5,566        1,214      $ - 0 -       $ - 0 -


(1) In August, 1994, the Company entered into an exclusive four year term employment agreement with Mr. M. Lee Hulsebus. Under his employment agreement, Mr. Hulsebus is to serve as the Company's Chief Executive Officer and President and receive a base salary of $162,000 per annum. He also received three thousand five hundred seventy-two (3,572) shares of the Company's Common Stock which vested on January 2, 1997. In addition, Mr. Hulsebus received 2,857 common stock purchase warrants which are exercisable over a five (5) year period ending August 31, 1999 plus a one-year extension at $70.00 per share. In addition, in 1994, the Company entered into a severance agreement with Mr. Hulsebus. Such severance agreement provides, among other things, that in the event a change in control of the Company occurs or Mr. Hulsebus is involuntarily terminated, suffers a disability while employed by the Company or dies while employed by the Company, then Mr. Hulsebus is entitled to receive certain benefits from the Company. Such benefits may include some or all of the following: an amount based on Mr. Hulsebus' base salary as provided for in Mr. Hulsebus' employment agreement, an amount based on the bonus paid or payable to Mr. Hulsebus as provided for in Mr. Hulsebus' employment agreement, the right to receive Common Stock that shall vest immediately, the right to exercise any warrants or stock options held by or granted to Mr. Hulsebus under Mr. Hulsebus' employment agreement or any stock option plan of the Company or both, health insurance and disability insurance. Mr. Hulsebus will not receive any benefits if Mr. Hulsebus voluntarily terminates his employment with the Company or the Company terminates Mr. Hulsebus "for cause", which is defined as the conviction of Mr. Hulsebus after appeal of a felony. On August 2, 1998, the Board of Directors extended the term of Mr. Hulsebus' employment agreement and severance agreement for an additional one (1) year period, or until August 31, 2001.

(2)  Represents a Common Stock grant of 22,400 shares.

(3) Represents the fair market value of stock issued for services rendered as Chairman of the Board.

(4) In March, 1996, the Company entered into an exclusive employment agreement with Mr. Richard E. Sloan under which he is to serve as the Company's Vice President of New Business Development. Mr. Sloan receives a base salary of $108,000 per annum. He is also entitled to receive an aggregate of seven hundred fourteen (714) shares of the Company's Common Stock, 357 shares of which on March 15, 1997 and the remaining 357 shares on March 15, 1998. In addition, Mr. Sloan is entitled to receive warrants to purchase one thousand seventy-one (1,071) shares of the Company's Common Stock at $28.00 per share. One-quarter (1/4) of the warrants are to be issued on March 15 of each of 1997, 1998, 1999 and 2000. The warrants are exercisable for a period of six (6) years from the date of issuance.

(5)  Represents a Common Stock grant of 7,200 shares.

         Under each of their contracts, Messrs. Hulsebus and Sloan may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

         There are no family relationships among any Directors or executive officers.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------
                                           Percent of Total
                                             Options/SARs        Exercise of
                         Options/SARs    Granted to Employees     Base Price   Expiration
      Name                Granted(1)        in Fiscal Year        ($/Sh)(1)      Date
      ----                ----------        --------------        ---------    ----------

M. Lee Hulsebus             - 0 -                - 0 -              - 0 -

Richard E. Sloan            - 0 -                - 0 -              - 0 -





          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION SAR VALUES
          --------------------------------------------------------------------------------

                                                             Number of Unexercised       Value of Unexercised
                            Shares                              Options/SARs at        In-the-Money Options/SARs
                           Acquired           Value           FY-End Exercisable/        at FY-End Exercisable
      Name               on Exercise       Realized($)          Unexercisable(1)           /Unexercisable(1)
      ----               -----------       -----------          ----------------           -----------------

M. Lee Hulsebus               -0-              -0-                12,857/2,857                   $0/$0

Richard E. Sloan              -0-              -0-                  947/1,339                    $0/$0


----------

(1)      Includes Warrants.

BOARD CLASSIFICATION AND COMMITTEES
-----------------------------------

         The Company adopted a classified Board of Directors in April, 1995. The Board of Directors consists of six members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to existing employment agreements.

         The Company has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee reviews the engagement of the independent accountants, reviews and approves the scope of the annual audit undertaken by the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Don L. Arnwine, Thomas E. Glasgow and M. Lee Hulsebus. The Audit Committee held two (2) meetings during 1998. The Compensation Committee reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of
M. Lee Hulsebus, Don L. Arnwine and Thomas E. Glasgow. The Compensation Committee held three (3) meetings in 1998. The Nominating Committee selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are M. Lee Hulsebus and Thomas E. Glasgow. The Nominating Committee held two (2) meetings in 1998. The Nominating Committee will consider nominees made by the shareholders at the meeting.

         Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 12,000 shares per annum, payable quarterly. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

                                 PROPOSAL NO. 3:
                                 ---------------

                            RATIFICATION OF SELECTION
                       OF PARKS, TSCHOPP & WHITCOMB, P.A.
                             AS INDEPENDENT AUDITORS
                             -----------------------

         The Board of Directors has selected the firm of Parks, Tschopp & Whitcomb, P.A. to serve as independent certified public accountants and to audit the Company's financial statements for 1999. The firm of Parks, Tschopp & Whitcomb, P.A. audited the Company's financial statements for the year ended 1998. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Parks, Tschopp & Whitcomb, P.A. to be well qualified for the function of serving as the Company's auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Parks, Tschopp & Whitcomb, P.A. with the Company's financial and other affairs due to its previous service as auditors for the Company.

         A representative of Parks, Tschopp & Whitcomb, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF PARKS, TSCHOPP & WHITCOMB, P.A. AS INDEPENDENT AUDITORS. UNLESS PROPERLY EXECUTED AND RETURNED BY THE SHAREHOLDER GIVING THE PROXY, PROXIES FORWARDED TO THOSE SHAREHOLDERS WHO HOLD THEIR VOTING SECURITIES IN "STREET NAME" WILL BE VOTED "FOR" THE RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF PARKS, TSCHOPP & WHITCOMB, P.A. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR 1999.

                             SHAREHOLDERS PROPOSALS
                             ----------------------

         Proposals of shareholders intended to be presented at the annual meeting to be held in 2000 must be received in writing, by the President of the Company at its offices by January 31, 2000, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                                        By Order of the Board of Directors


                                        /s/ M. Lee Hulsebus
                                        ----------------------------------------
                                        M. Lee Hulsebus, Chief Executive Officer

                        MEDICAL DEVICE TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints M. Lee Hulsebus and Richard E. Sloan as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $.15 par value per share of Medical Device Technologies, Inc., a Utah corporation (the "Company"), held of record by the undersigned on June 25, 1999 at the Annual Meeting of Stockholders to be held at 9171 Towne Centre Drive, Suite 355, San Diego, CA 92122 on Thursday, August 5, 1999 at 10:30 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

                  PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

PROPOSAL 1        To change the name of the Company to Miracor Diagnostics,
                  Inc., or such other name as may be approved by the State of Utah;

                  FOR      /   /    AGAINST  /   /   ABSTAIN  /   /

PROPOSAL 2        To elect (i) each of Mr. Don L. Arnwine and Mr. Robert S.
                  Muehlberg to the Board of Directors until the annual meeting of shareholders to be held in the year 2002 and until each of their respective successors shall have been elected and qualified.

                  (Mark only ONE of the two boxes relative to this Proposal)

                  / / VOTE FOR all nominees named above except those who may be named on this line:
                  ______________________________________________________________

                  / / VOTE WITHHELD as to all nominees named above

PROPOSAL 3        Proposal to ratify appointment by the Company's Board of
                  Directors of Parks, Tschopp & Whitcomb, P.A. as the Company's independent certified public accountants for the current calendar year:

                  FOR      /   /    AGAINST  /   /   ABSTAIN  /   /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1, 2, and 3.

     Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 1999

X_______________________________            X_______________________________
Signature                                    Signature, if held jointly


X_______________________________
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